WASATCH FUNDS TRUST

Supplement dated February 20, 2015 to the

Prospectus, Summary Prospectus and Statement of Additional Information

each dated January 31, 2015

Investor Class

Wasatch Heritage Growth Fund® - Investor Class (WAHGX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares, the Wasatch Funds Statement of Additional Information for Investor Class shares, and the Wasatch Heritage Growth Fund Summary Prospectus, each dated January 31, 2015. You should retain this Supplement, the Prospectus, Summary Prospectus and the Statement of Additional Information for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

LIQUIDATION OF WASATCH HERITAGE GROWTH FUND

The Supplement is being provided to notify you that on February 10, 2015, the Board of Trustees of the Wasatch Funds Trust (the “Board”) has approved the liquidation of the Wasatch Heritage Growth Fund (the “Fund”) as soon as practicable. Accordingly, on February 10, 2015, the Board approved a plan of liquidation for the Fund to close the Fund and redeem all of its outstanding shares on or about April 30, 2015 (the “Liquidation Date”).

Effective as of February 20, 2015, the Wasatch Heritage Growth Fund was closed to new investors with the exception of: (1) certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans) and (2) at the discretion of the Fund’s officers, certain omnibus accounts held by financial intermediaries. These accounts can continue to make investments in the Fund through March 31, 2015. After March 31, 2015, the Fund will be closed to all investments from these accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE